UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________
FORM 8-K
 __________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2016

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MASIMO CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Discovery Irvine, California	92618
(Address of principal executive offices)	(Zip Code)
(949) 297-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On February 12, 2016, Masimo Corporation (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Rights Agreement (the “Rights Agreement”), dated as of November 9, 2007, by and between the Company and Computershare Trust Company, N.A., as Rights Agent.
The Amendment accelerates the expiration of the Company’s preferred stock purchase rights, par value $0.001 per share (the “Rights”), from 5:00 P.M. (Pacific time) on November 8, 2017, to 5:00 P.M. (Pacific time) on February 16, 2016, and has the effect of terminating the Rights Agreement on that date. At the time of the termination of the Rights Agreement, all of the Rights distributed to holders of the Company’s common stock pursuant to the Rights Agreement will expire.
The foregoing is a summary of the terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.
The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 1.02.

Item 3.03.	Material Modification to Rights of Security Holders.
The information set forth under Item 1.01 is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
In connection with the expiration of the Rights Agreement, the Company filed a Certificate of Elimination with the Secretary of State of the State of Delaware on February 12, 2016, to, effective at 5:00 P.M. (Pacific time) on February 16, 2016, eliminate all references in the Company’s Amended and Restated Certificate of Incorporation to the Series A Junior Participating Preferred Stock. The Certificate of Elimination will eliminate the previous designation of 100,000 shares of Series A Junior Participating Preferred Stock and cause such shares of Series A Junior Participating Preferred Stock to resume their status as undesignated shares of preferred stock of the Company.
The foregoing is a summary of the terms of the Certificate of Elimination. The summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Elimination, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of Masimo Corporation dated February 12, 2016.
4.1	Amendment No. 1 to Rights Agreement, dated February 12, 2016, between Masimo Corporation and Computershare Trust Company, N.A., as Rights Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: February 17, 2016	By:	/s/ MARK P. DE RAAD
Mark P. de Raad
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of Masimo Corporation dated February 12, 2016.
4.1	Amendment No. 1 to Rights Agreement, dated February 12, 2016, between Masimo Corporation and Computershare Trust Company, N.A., as Rights Agent.